UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2005

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment is being filed to amend and restate the Current Report on Form 8-K filed on January 12, 2005 in order to reflect that the Lease Amendment granted Ocular Puerto Rico a lease to the new premises for a period of fifteen years commencing on the first day of the month following the actual payment of the construction reimbursement by PRIDCO to Ocular Puerto Rico, not through December 30, 2018 as reported in the prior Current Report. In addition, the Lease Amendment extended the rental term on the original premises for the same period as the new premises at an annual rent of approximately $561,541 beginning on March 1, 2011, not to December 30, 2018 at an annual rent of approximately $627,604 beginning on March 1, 2011 as reported in the prior Current Report.

ITEM 1.01. Entry Into a Material Definitive Agreement.

Puerto Rico Lease Agreements

In connection with the completion of The Cooper Companies, Inc.’s (the “Company” or “Cooper”) acquisition of Ocular Sciences, Inc (“Ocular”) on January 6, 2005, TCC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, has assumed a lease contract (the “Lease Agreement”) dated as of November 6, 2003 by and between The Puerto Rico Industrial Development Company (“PRIDCO”) and Ocular Sciences Puerto, Inc. (“Ocular Puerto Rico”), a subsidiary of Ocular. Pursuant to the Lease Agreement, among other things, Ocular Puerto Rico leases manufacturing facilities in Juana Diaz, Puerto Rico through February 28, 2011 at an annual rent of approximately $488,870.

On December 30, 2003, the Lease Agreement was amended and supplemented pursuant to a First Supplement and Amendment to Lease Contract (the “Lease Amendment”). The Lease Amendment, among other things, authorized Ocular Puerto Rico to construct, at PRIDCO’s expense not to exceed $2,975,000, an extension to the premises rented pursuant to the Lease Agreement, and granted Ocular Puerto Rico a lease to the new premises for a period of fifteen years commencing on the first day of the month following the actual payment of the construction reimbursement by PRIDCO to Ocular Puerto Rico at an annual rent of approximately $295,806. The Lease Amendment also extended the rental term on the original premises for the same period as the new premises at an annual rent of approximately $561,541 beginning on March 1, 2011.

On June 29, 2004, Ocular Sciences Puerto Rico assigned the Lease Agreement, as amended (the “Lease Assignment”), to Ocular Sciences Cayman Islands Corporation, another wholly owned subsidiary of Ocular (“Ocular Cayman”). Ocular Cayman agreed to observe all the covenants and conditions of the Lease Agreement, as amended, including the payment of all rents due. Subsequent to Cooper’s acquisition of Ocular, Ocular Cayman is now an indirect subsidiary of Cooper.

The descriptions of the Lease Agreement, the Lease Amendment and the Lease Assignment do not purport to be complete and are qualified in their entirety by reference to the Lease Agreement, the Lease Amendment and the Lease Assignment, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to the Company’s Current Report on Form 8-K filed on January 12, 2005 and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Lease Contract dated as of November 6, 2003 by and between The Puerto Rico Industrial Development Company and Ocular Sciences Puerto Rico, Inc. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 12, 2005)

10.2	First Supplement and Amendment to Lease Contract dated as of December 30, 2003 by and between The Puerto Rico Industrial Development Company and Ocular Sciences Puerto Rico, Inc. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 12, 2005)

10.3	Assignment of Lease Agreement dated as of June 29, 2004 by and among Ocular Sciences Puerto Rico, Inc., Ocular Sciences Cayman Islands Corporation and The Puerto Rico Industrial Development Company. (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 12, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By	/s/ Carol R. Kaufman
Carol R. Kaufman
Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer

Dated: January 13, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease Contract dated as of November 6, 2003 by and between The Puerto Rico Industrial Development Company and Ocular Sciences Puerto Rico, Inc. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 12, 2005)

10.2	First Supplement and Amendment to Lease Contract dated as of December 30, 2003 by and between The Puerto Rico Industrial Development Company and Ocular Sciences Puerto Rico, Inc. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 12, 2005)

10.3	Assignment of Lease Agreement dated as of June 29, 2004 by and among Ocular Sciences Puerto Rico, Inc., Ocular Sciences Cayman Islands Corporation and The Puerto Rico Industrial Development Company. (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 12, 2005)